DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2016
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure
DISCONTINUED OPERATIONS AND ASSETS AND LIABILITIES HELD FOR SALE

MHPS

On January 4, 2017, the Company completed the disposition of its MHPS business to Konecranes. See Note A - “Sale of MHPS Business” for further information on the Disposition. The Disposition represents a significant strategic shift in the Company’s business away from universal, process, mobile harbor and ship-to-shore cranes that will have a major effect on the Company’s future operating results, primarily because the MHPS business represented the entirety of one of the Company’s five previous reportable operating segments and comprised two of the Company’s six previous reporting units, representing a significant portion of the Company’s revenues and assets, and is therefore accounted for as a discontinued operation for all periods presented. MHPS products include universal cranes, process cranes and components, such as rope hoists, chain hoists, light crane systems, travel units and electric motors, primarily for industrial applications, and mobile harbor cranes, ship-to-shore gantry cranes, rubber tired and rail mounted gantry cranes, straddle carriers, sprinter carriers, reach stackers, container handlers, general cargo lift trucks, automated stacking cranes, automated guided vehicles and software solutions for logistics terminals.

As a result of the SAPA, the Company determined that the previously unrecognized deferred tax assets and liabilities related to the MHPS subsidiaries are more likely than not to be realized in the foreseeable future.  The effective tax rate on income from discontinued operations in 2016 differs from the statutory rate, in part, due to the recognition of these deferred taxes.

Trucks

On May 30, 2014, the Company sold its truck business, which was previously consolidated in the Construction segment, to Volvo Construction Equipment for approximately $160 million. The truck business manufactured and sold off-highway rigid and articulated haul trucks. Included in the transaction was a manufacturing facility in Motherwell, Scotland.

Due to this divestiture, reporting of the truck business has been included in discontinued operations for all applicable periods presented.

Cash flows from the Company’s discontinued operations are included in the Consolidated Statements of Cash Flows.

Income (loss) from discontinued operations

The following amounts related to discontinued operations were derived from historical financial information and have been segregated from continuing operations and reported as discontinued operations in the Consolidated Statement of Income (Loss) (in millions):

	Year ended December 31,
	2016	2015	2014
	MHPS	MHPS	MHPS	Trucks	Total
Net sales	$1,398.2	$1,521.4	$1,829.7	$89.9	$1,919.6
Cost of sales	(1,090.3)	(1,184.1)	(1,427.8)	(82.4)	(1,510.2)
Selling, general and administrative expenses	(266.8)	(271.1)	(378.9)	(5.4)	(384.3)
Goodwill and intangible asset impairments	(3.1)	(34.7)	—	—	—
Net interest (expense)	(2.3)	(1.4)	(3.1)	—	(3.1)
Other income (expense)	(11.5)	0.8	(1.3)	(0.4)	(1.7)
Income (loss) from discontinued operations before income taxes	24.2	30.9	18.6	1.7	20.3
(Provision for) benefit from income taxes	(9.9)	(13.5)	(11.1)	(0.3)	(11.4)
Income (loss) from discontinued operations – net of tax	14.3	17.4	7.5	1.4	8.9
Net loss (income) attributable to noncontrolling interest	(0.9)	(3.3)	(2.0)	—	(2.0)
Income (loss) from discontinued operations – net of tax attributable to Terex Corporation	$13.4	$14.1	$5.5	$1.4	$6.9

As a result of goodwill impairment tests performed as of October 1, 2016, 2015 and 2014 for the MHPS business, the Company recorded a non-cash impairment charge of approximately $11 million during the year ended December 31, 2015. There were no goodwill impairment charges recorded during 2016 and 2014, respectively.

As a result of impairment tests performed in 2016, 2015 and 2014 for indefinite-lived tradenames in the MHPS business, the Company recorded non-cash impairment charges of approximately $3 million and $23 million during the years ended December 31, 2016 and 2015, respectively. The Company developed estimates of fair value using a discounted cash flow model. Assumptions critical to the process included forecasted financial information, discount rates and royalty rates. The estimates of fair value of indefinite-lived tradenames were based on the best information currently available. Fair value determination is categorized as Level 3 in the fair value hierarchy. See Note B - “Basis of Presentation”, for the definition of Level 3 input. There was no indefinite-lived tradenames impairment during 2014.

Cranes

As part of the transformation and improvement of its Cranes segment, the Company is actively seeking a buyer for a portion of its cranes business located in South America and, accordingly, the assets and liabilities are reported as held for sale at December 31, 2016. The Company recorded a non-cash impairment charge of $1.6 million to adjust net asset value to estimated fair value.

Construction

In December 2016, the Company entered an agreement to sell its Coventry, UK-based compact construction product line.  The sale is subject to customary closing conditions and is expected to be completed in the first half of 2017. In addition, the Company is actively seeking a buyer for certain other construction product lines and expects to reach an agreement in 2017. The Company recorded a non-cash impairment charge of $3.5 million to adjust the net asset value of these other construction product lines to estimated fair value. The operating results for these construction product lines are reported in continuing operations, within the Corporate and Other category in our segment disclosures, and the assets and liabilities are reported as held for sale at December 31, 2016.

Assets and liabilities held for sale

Assets and liabilities held for sale consist of the Company’s former MHPS segment, portions of its Cranes segment and portions of its former Construction Segment. Such assets and liabilities are classified as held for sale upon meeting the requirements of ASC 360 - “Property, Plant and Equipment”, and are recorded at lower of carrying amount or fair value less costs to sell. Assets are no longer depreciated once classified as held for sale.

The following table provides the amounts of assets and liabilities held for sale in the Consolidated Balance Sheet (in millions):

	December 31, 2016				December 31, 2015
	MHPS	Cranes	Construction	Total	MHPS
Assets
Cash and cash equivalents	$71.0	$1.2	$1.2	$73.4	$95.3
Trade receivables – net	243.5	3.1	24.4	271.0	236.0
Inventories	309.4	1.7	23.9	335.0	382.1
Prepaid and other current assets	49.9	0.5	3.1	53.5	36.2
Current assets held for sale	$673.8	$6.5	$52.6	$732.9	$749.6

Property, plant and equipment – net	$294.2	$0.8	$3.2	$298.2	$303.9
Goodwill	573.7	—	—	573.7	564.1
Intangible assets – net	212.6	2.9	—	215.5	226.9
Impairment reserve	—	(1.7)	(3.5)	(5.2)	—
Other assets	86.4	1.1	1.6	89.1	65.6
Non-current assets held for sale	$1,166.9	$3.1	$1.3	$1,171.3	$1,160.5

Liabilities
Notes payable and current portion of long-term debt	$13.1	$—	$1.3	$14.4	$13.8
Trade accounts payable	132.6	0.7	23.8	157.1	177.0
Accruals and other current liabilities	267.0	6.2	9.1	282.3	255.2
Current liabilities held for sale	$412.7	$6.9	$34.2	$453.8	$446.0

Long-term debt, less current portion	$2.4	$—	$—	$2.4	$0.1
Retirement plans	235.3	0.7	0.9	236.9	218.7
Other non-current liabilities	71.7	0.4	0.7	72.8	79.7
Non-current liabilities held for sale	$309.4	$1.1	$1.6	$312.1	$298.5

The following table provides amounts of cash and cash equivalents presented in the Consolidated Statement of Cash Flows (in millions):

	December 31, 2016	December 31, 2015	December 31, 2014
Cash and cash equivalents:
Cash and cash equivalents - continuing operations	$428.5	$371.2	$392.6
Cash and cash equivalents - held for sale	73.4	95.3	85.6
Total cash and cash equivalents:	$501.9	$466.5	$478.2

Cash and cash equivalents held for sale at December 31, 2016, 2015 and 2014 include $14.0 million, $9.8 million and $2.2 million, respectively, which were not immediately available for use.  These consist primarily of cash balances held in escrow to secure various obligations of the Company.

The following table provides supplemental cash flow information related to discontinued operations (in millions):

	Year Ended December 31,
	2016	2015	2014
Non-cash operating items:
Depreciation and amortization	$22.4	$55.8	$66.4
Deferred taxes	$15.8	$(2.2)	$(4.5)
Goodwill Impairment	$—	$11.3	$—
Asset Impairments	$3.0	$23.9	$3.8
Investing activities:
Capital expenditures	$(14.9)	$(22.3)	$(21.9)

Other

	Year Ended December 31,
	2016	2015	2014
Gain (loss) on disposition of discontinued operations	$4.5	$4.5	$66.1
(Provision for) benefit from income taxes	(1.0)	(1.1)	(7.5)
Gain (loss) on disposition of discontinued operations – net of tax	$3.5	$3.4	$58.6

During the years ended December 31, 2016, 2015, and 2014 the Company recognized a gain on disposition of discontinued operations - net of tax of $3.5 million, $3.4 million and $58.6 million, respectively. These gains are from contractual earnout payments related to the sale of the Company’s Atlas heavy construction equipment and knuckle-boom cranes businesses, and from our truck and mining businesses, including settlement of certain disputes in the truck sales agreement.